Exhibit 10.1
Execution Copy

TECHNOLOGY LICENSE AGREEMENT
between
OXiGENE, INC.,
and
SYMPHONY ViDA HOLDINGS LLC

Dated as of October 1, 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(continued)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(continued)

Page
8.13	No Waiver	26
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(continued)

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ANNEX A	CERTAIN DEFINITIONS

ANNEX B	CERTAIN ROYALTY AND MILESTONE PAYMENTS

ANNEX C	CERTAIN LICENSED PATENTS

SCHEDULE 2.1	CERTAIN RESTRICTIONS RELATING TO LICENSED INTELLECTUAL PROPERTY LICENSED TO LICENSOR BY A THIRD PARTY

SCHEDULE 5.1	OXIGENE COLLABORATION TECHNOLOGY THAT RELATES TO OR IS EXPLOITABLE IN CONNECTION WITH LICENSED INTELLECTUAL PROPERTY, REGULATOR FILES, PRODUCTS AND/PROGRAMS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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TECHNOLOGY LICENSE AGREEMENT
          This TECHNOLOGY LICENSE AGREEMENT (this “Agreement”) is made and effective as of October 1, 2008 by and among OXiGENE, Inc., a Delaware corporation (the “Licensor”) and Symphony ViDA Holdings LLC, a Delaware limited liability company (“Holdings”).
          WHEREAS, Licensor owns or has rights in certain technology, know-how, patents and other intellectual property rights related to the design, development, manufacture and/or use of the Products;
          WHEREAS, Licensor desires to grant to Holdings, and Holdings desires to acquire, the exclusive right to use such technology, know-how, patents and other intellectual property rights to develop and commercialize Products on the terms and conditions of this Agreement; and
          WHEREAS, Licensor desires to receive, and Holdings desires to grant to Licensor, the exclusive right to use such technology, know-how, patents and other intellectual property rights to develop Products on behalf of Holdings on the terms and conditions of this Agreement.
          NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
          Capitalized terms used herein and not defined shall have the meanings assigned to such terms in Annex A attached hereto.
ARTICLE 2
GRANT OF RIGHTS
          2.1 License Grant. Subject to Sections 2.2, 2.3, 2.4, and 2.5 below, the limitations and restrictions set forth on Schedule 2.1, and the terms and conditions of this Agreement, Licensor, on behalf of itself and its Affiliates, hereby grants to Holdings a fully paid, worldwide, exclusive license under the Licensed Intellectual Property, solely to make, have made, develop, use, offer for sale, sell, and import Products. For the avoidance of doubt, the license grant extends only to the field of the Products and/or the Programs. Licensor is free, without seeking or obtaining consent of Holdings, to license the Licensed Intellectual Property for exploitation outside the fields of the Product and/or the Programs, including, but not limited to, use of any Zybrestat Compound in any cancer treatment or therapy, other than malignant neoplastic tumors of the eye treated by via non-systemic administration of a Vascular Disrupting Agent.
          2.2 Sublicense to Licensor. Holdings hereby grants to Licensor a fully paid, worldwide, exclusive (even as to Holdings) sublicense under the Licensed
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Intellectual Property, with the right to grant further sublicense(s), solely to the extent required for Licensor to perform its obligations or exercise its rights under the Operative Documents. Notwithstanding the foregoing, Licensor shall only exercise its rights as sublicensee hereunder in connection with and for the purpose of carrying out Licensor’s obligations or exercising Licensor’s rights under the Operative Documents. In the event of the expiration of a Discontinuation Option without exercise by Licensor, the sublicense set forth in this Section 2.2 shall expire with respect to the Products relating to the Program to which such Discontinuation Option pertained. Upon the unexercised expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, the sublicense set forth in this Section 2.2 shall expire with respect to all Products relating to the Program(s) for which Licensor has not exercised the Discontinuation Option.
          2.3 Right to Sublicense. Subject to the limitations and restrictions set forth on Schedule 2.1, the license granted hereunder includes the right of Holdings to grant sublicenses under the Licensed Intellectual Property, provided, that,
               (a) subject to Sections 2.2 and 2.3(b), Holdings shall not sublicense any of the rights granted pursuant to Section 2.1 to any third party (including without limitation any Affiliates) prior to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option;
               (b) notwithstanding (a), in the event of the expiration of a Discontinuation Option without exercise by Licensor, Holdings may grant to third parties (including without limitation Affiliates) sublicenses of the rights granted pursuant to Section 2.1 with respect to the Products relating to the Program to which such Discontinuation Option pertained;
               (c) each sublicense granted (i) is pursuant to a written contract, (ii) is consistent with the terms of this Agreement, (iii) does not grant any rights beyond the scope of the license rights granted herein, and (iv) is as protective of Licensor’s rights as set forth in this Agreement; and
               (d) Holdings shall notify Licensor of the execution of any sublicense agreement, identifying the sublicensee and the scope of the sublicense, and upon Licensor’s written request, Holdings shall provide to Licensor copies of any sublicense agreements, provided that (i) Holdings may redact any financial or other proprietary information contained therein which does not affect Licensor’s rights and (ii) Licensor shall treat its copy of the sublicense agreements as Confidential Information of Holdings.
          2.4 Partial Reversion of License upon Licensor’s Exercise of Discontinuation Option.
               (a) Licensor and Holdings acknowledge that Licensor may exercise its Discontinuation Option pursuant to Section 11 of the Research and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development Agreement. Upon the Discontinuation Option Closing Date, as applicable, (i) the license set forth in Section 2.1 (and the corresponding sublicense under Section 2.2) shall expire with respect to the Products relating to the Program for which Licensor exercised its Discontinuation Option, as applicable, (ii) those patents, patent applications and Know-How that were part of the Licensed Intellectual Property as of the applicable Discontinuation Option Closing Date and relate exclusively to such Program (including its Products) but not to any other Program, shall be deleted from the relevant intellectual property definitions, and accordingly, Holdings shall no longer be responsible for any obligations or costs (including royalties or fees to third parties, prosecution costs, maintenance costs and enforcement costs) accruing after such Discontinuation Option Closing Date with respect to such patents, patent applications and Know-How; and (iii) Holdings shall (a) at Licensor’s request and option, promptly return to Licensor or destroy all Tangible Materials relating solely to such Program; and (b) upon Licensor’s request, provide Licensor a copy of all Tangible Materials which relate to such Program (but not solely to such Program). The Parties shall, as necessary, promptly amend this Agreement, in connection with the exercise and consummation of the Discontinuation Option pursuant to Section 11 of the Research and Development Agreement, and at Licensor’s request, Holdings shall perform such acts and execute such documents as Licensor may reasonably deem necessary or desirable, to give Licensor all rights it needs to pursue the Program for which such Discontinuation Option was exercised without any obligation to or dependency on Holdings and to limit this Agreement to the other Program.
               (b) Upon the Discontinuation Option Closing Date, Licensor and Holdings shall take all actions necessary to effect the assignment to the Licensor of the sponsorship to the Regulatory Files, if any, owned or Controlled by Holdings with respect to the Program for which the Discontinuation Option was exercised. After any such Regulatory Files are assigned to Licensor, Holdings shall have no further rights therein or obligations thereunder; provided, however, that during the [ * ] days following such assignment of Regulatory Files, at Licensor’s reasonable request and expense, Holdings shall use commercially reasonable efforts to provide the Licensor with assistance in respect of such Regulatory Files. Holdings shall, at the reasonable request of Licensor and at Licensor’s expense, perform any acts that the Licensor may reasonably deem necessary or desirable to evidence or confirm the Licensor’s ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form reasonably determined by Licensor.
          2.5 IV Ophthalmology Limitation, Reservation of Rights & Restrictive Covenant.
               (a) IV Ophthalmology Limitation.
               (i) Holdings shall not conduct any IV Commercialization Activities without the consent of Licensor, provided that if Holdings requests such consent in accordance with Section 2.5(a)(iii), such consent may only be withheld in the event that Licensor believes in good faith
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

that the licensing and/or commercialization of any Zybrestat Compound for use in any cancer treatment or therapy will be benefited by prohibiting Holdings from conducting IV Commercialization Activities.
               (ii) Holdings shall, as soon as practicable, determine in good faith if it believes that the development of an IV Ophthalmology Product is commercially viable, and shall inform Licensor of its conclusion. If the conclusion is that the development of an IV Ophthalmology Product is not commercially viable, Holdings shall thereafter be prohibited from conducting any IV Commercialization Activities without regard to the balance of this Section 2.5(a).
               (iii) Holdings may only request consent as set forth in Section 2.5(a)(i), if (A) Holdings has determined that the development of an IV Ophthalmology Product is commercially viable, (B) Holdings plans in good faith to conduct IV Commercialization Activities after receiving such consent, and (C) Holdings will start to incur, within a commercially reasonable period of time following any such consent, material expense in initiating any clinical study, in accordance with the then-current and approved Development Plan, which is either (1) a pivotal registration study; or (2) provided the Non-Pivotal Requirements are met, any other clinical study related to an IV Ophthalmology Product.
               (iv) In addition, in the event that Licensor believes in good faith that the licensing and/or commercialization of any Zybrestat Compound for use in any oncology indication will be benefited by prohibiting Holdings from conducting IV Commercialization Activities, Licensor shall have the right to issue to Holdings a Non-IV Notice.
               (v) In the event Licensor issues a Non-IV Notice or denies a request for consent from Holdings made in accordance with Section 2.5(a)(iii) to conduct any IV Commercialization Activities, the provisions of the Stock and Warrant Purchase Agreement regarding the issuance of Non-IV Shares shall apply.
               (b) Reservation of Rights. All rights not expressly granted to a Party hereunder shall remain the exclusive property of the other Party. Holdings covenants and agrees that it will not, and will cause its Affiliates not to use or exploit the Licensed Intellectual Property outside of the scope of the licenses granted herein. For clarity, Holdings and its Affiliates shall not use or exploit the Licensed Intellectual Property for any purpose other than the development, manufacture, use, sale or importation of Products. Licensor covenants and agrees that Licensor will not, and will cause its Affiliates not to, use or exploit the Licensed Intellectual Property in connection with the development, manufacture, use, sale, or importation of Products after the expiration of all sublicenses granted pursuant to Section 2.2; provided, however, that such covenant by Licensor shall not apply to any Program for which Licensor exercises a Discontinuation Option or to any Products relating to such Program. For the avoidance
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of doubt, except as set forth below in Section 2.5(c), Licensor and its Affiliates shall not be restricted from using or otherwise exploiting the Licensed Intellectual Property with respect to products that are not Products and/or programs that are not Programs.
               (c) Restrictive Covenant. Except in connection with Licensor’s performance of its obligations pursuant to the Operative Documents, Licensor shall not, and shall cause its Affiliates not to, independently or in conjunction with a third party (via license or otherwise) perform research related to, develop (including, but not limited to, preclinical and clinical development), or otherwise participate in activities related to the development or commercialization of, Ophthalmology Products or Second Generation OQP Products; provided, however, that such covenant by Licensor shall not apply to any Program for which Licensor exercises a Discontinuation Option or to any Products relating to such Program. For the avoidance of doubt, this Section 2.5(c) shall survive the unexercised expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option.
          2.6 Regulatory Files After Expiration or Termination of Term or Discontinuation Option.
               (a) As soon as reasonably practical after the expiration or termination of the Purchase Option without exercise by Licensor and as of a date to be agreed upon by Licensor and Holdings, Licensor and Holdings shall, at Holdings’ expense, take all actions necessary to effect the assignment to Holdings or its designee of the sponsorship to the Regulatory Files with respect to the Programs for which Licensor has not exercised its Discontinuation Option. After such Regulatory Files are assigned to Holdings, Licensor shall have no further rights therein or obligations thereunder; provided, however, that during the [ * ] days following such assignment of Regulatory Files, at Holdings’ reasonable request and expense, Licensor shall use commercially reasonable efforts to provide Holdings or its designee with assistance in respect of such Regulatory Files. Licensor shall, at the reasonable request of Holdings and at Holdings’ expense, perform any acts that Holdings may reasonably deem necessary or desirable to evidence or confirm Holdings’ ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form reasonably determined by Holdings. Without limiting the license rights granted under this ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed Intellectual Property.
               (b) As soon as reasonably practical after the expiration of a Discontinuation Option without exercise by Licensor and as of a date to be agreed upon by Licensor and Holdings, Licensor and Holdings shall, at Holdings’ expense, take all actions necessary to effect the assignment to Holdings or its designee of the sponsorship to the Regulatory Files with respect to the Program for which the Discontinuation Option has so expired. After such Regulatory Files are assigned to Holdings, Licensor shall have no further rights therein or obligations thereunder; provided, however, that during the [ * ] days following such assignment of Regulatory Files, at Holdings’ reasonable request and expense, Licensor shall use commercially reasonable efforts to provide Holdings or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

its designee with assistance in respect of such Regulatory Files. Licensor shall, at the reasonable request of Holdings and at Holdings’ expense, perform any acts that Holdings may reasonably deem necessary or desirable to evidence or confirm Holdings’ ownership interest in such Regulatory Files, including, but not limited to, making further written assignments in a form reasonably determined by Holdings. Without limiting the license rights granted under this ARTICLE 2, the Parties understand and agree that the assignment of such Regulatory Files does not include an assignment of any Licensed Intellectual Property.
               (c) Right To Reference Symphony Regulatory Files. Effective upon the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, or the expiration of the Discontinuation Option for the Ophthalmology Program without exercise by Licensor, Holdings hereby grants to Licensor a fully paid, worldwide, non-exclusive license, with the right to grant sublicenses, to reference and otherwise have access to the Symphony Regulatory Files (including any DMF therein) solely in connection with the development and commercialization of Zybrestat Compounds for use in connection with cancer treatment or therapy (other than the treatment of neoplastic tumors of the eye treated via methods other than systemic administration of a Vascular Disrupting Agent).
               (d) Right To Reference Licensor Regulatory Files. Effective upon the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, Licensor, on behalf of itself and its Affiliates, hereby grants to Holdings a fully paid, worldwide, non-exclusive license, with the right to grant sublicenses, to reference and otherwise have access to the Licensor Regulatory Files, solely in connection with the development and commercialization of Ophthalmology Products. For the avoidance of doubt, this Section 2.6(d) shall not in any way limit Holdings’ rights pursuant to Sections 2.6(a) or 2.6(b).
          2.7 Delivery of Materials After Expiration or Termination of Term.
               (a) Upon the expiration or termination of the Purchase Option without exercise by Licensor, Licensor shall, at Holdings’ expense, promptly deliver to Holdings all copies of Tangible Materials existing as of the date of such unexercised expiration or termination that relate to the Programs for which Licensor has not exercised its Discontinuation Option; provided, however, that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Holdings hereunder but which also relate to (i) any Program for which Licensor has exercised its Discontinuation Option or (ii) any other program or product of Licensor, including without limitation, the development and commercialization of Zybrestat Compounds for use in connection with cancer treatment or therapy (other than the treatment of neoplastic tumors of the eye treated via methods other than systemic administration of a Vascular Disrupting Agent).
               (b) In the event of the expiration of a Discontinuation Option without exercise by Licensor, Licensor shall, at Holdings’ expense, promptly deliver to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Holdings all copies of Tangible Materials existing as of the date of such expiration that relate to the Program to which the Discontinuation Option pertained; provided, however, that Licensor may also retain copies of (and the right to use) those Tangible Materials that are required to be delivered to Holdings hereunder but which also relate to (i) any other Program or (ii) any other program or product of Licensor, including without limitation, the development and commercialization of Zybrestat Compounds for use in connection with cancer treatment or therapy (other than the treatment of neoplastic tumors of the eye treated via methods other than systemic administration of a Vascular Disrupting Agent).
          2.8 License Opportunities. In the event that, during the Term, Licensor reasonably determines that it is necessary to license from any third party any intellectual property relating to the composition of matter, use, manufacture, formulation or exploitation of the Products (“Third Party IP”) and Licensor desires to license such Third Party IP during the Term, then (i) if Licensor desires Holdings to pay any or all of the financial obligations under such license, Licensor shall obtain Holdings’ written consent, which shall not be unreasonably withheld or delayed, before acquiring such license; and (ii) if Holdings provides such consent, then unless otherwise agreed to by the Parties in writing, Licensor shall use commercially reasonable efforts to obtain, at the time such license is granted, the right to sublicense such Third Party IP to Holdings consistent with the terms of this Agreement as if such Third Party IP were Licensed Intellectual Property. Unless otherwise agreed to by the Parties in writing, the financial obligations under any license to Third Party IP obtained by Licensor with Holdings’ consent shall (1) be borne fully by Holdings if (A) such Third Party IP relates solely to the composition of matter, use, manufacture, formulation or exploitation of the Products or (B) such license is limited in scope to the composition of matter, use, manufacture, formulation or exploitation of one or more Products, and, at the time of entering into such third party license, Licensor has not exercised its Discontinuation Option with respect to the Program to which such Third Party IP or scope of such license relates; or (2) be shared by the Parties in amounts and/or percentages to be agreed upon by the Parties prior to Licensor entering into such third party license, if such Third Party IP or scope of such license relates (but does not relate solely) to the composition of matter, use, manufacture, formulation or exploitation of Products within Program(s) for which Licensor has not exercised its Discontinuation Option and also relates to either (x) the composition of matter, use, manufacture, formulation or exploitation of Products within Program(s) for which Licensor has exercised its Discontinuation Option or (y) the composition of matter, use, manufacture, formulation or exploitation of other products of Licensor; or (3) be borne fully by Licensor if such Third Party IP or scope of such license relates solely to the composition of matter, use, manufacture, formulation or exploitation of Product(s) within a Program(s) for which Licensor has exercised its Discontinuation Option. Notwithstanding the foregoing, Licensor shall have no obligation to obtain any such third party licenses under this Agreement or, in the event that Holdings does not give such consent, to grant any sublicenses to Holdings. Upon obtaining a license to such Third Party IP and the right to sublicense to Holdings, the Parties will, as necessary, promptly amend this Agreement to include such sublicensed intellectual property within
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the license granted hereunder, incorporate any other limitations, royalties or other provisions required by such third party with respect to such sublicense, and address Holdings’ rights (if any) with respect to patent prosecution, maintenance and enforcement of patents and patent applications within such Third Party IP.
          2.9 Separate Third Party License for Discontinued Program. In the event of the expiration of a Discontinuation Option without exercise by Licensor, Holdings has the right to transfer to a third party Holdings’ rights to the Products relating to the Program to which such Discontinuation Option pertained (the “Discontinued Program”). If Holdings identifies a third party that wishes to obtain such rights, then upon Holdings’ request, (i) Licensor and Holdings shall amend this Agreement to terminate all of Holdings’ rights and obligations to the extent applicable to the Discontinued Program and (ii) Licensor shall enter into a separate license agreement with such third party in which all of such terminated rights and obligations shall be conferred upon and undertaken by such third party. The terms and conditions of such license agreement shall be identical to those contained herein, to the extent that such terms are applicable to the Discontinued Program and not dependent on any Operative Document other than this Agreement. Such terms shall include but not be limited to (1) provisions allowing for termination of such license agreement upon a material, uncured breach of such license agreement by the third party on similar terms as provided herein with respect to Holdings and (2) a confidentiality provision that is not dependent on any of the Operative Documents. Termination of this Agreement shall not effect such license agreement and Licensor’s obligation to enter into such a license agreement shall survive termination of this Agreement.
          2.10 Supply of Product After Expiration or Termination of Term. In the event of expiration or termination of the Purchase Option without exercise by Licensor, without limiting Licensor’s other obligations pursuant to the Operative Documents, during the [ * ] day period following any such expiration or termination, Licensor agrees to cooperate in good faith and provide reasonable assistance to Holdings (or its partners or transferees hereunder), at the expense of Holdings, in connection with the transition of the continued development (including, but not limited to, clinical development), manufacture and commercialization of Products by Holdings (or its partners or transferees hereunder), including, but not limited to, the supply of active ingredients or other compositions of matter during such period.
          2.11 Post-Term Zybrestat Cross-Licenses.
                  (a) Holdings License Grant. Effective upon the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, Holdings hereby grants to Licensor a fully paid, worldwide, non-exclusive license, with the right to grant sublicenses, under the Symphony Zybrestat Patents, solely to make, have made, develop, use, offer for sale, sell, and import Zybrestat Compounds solely for use other than the non-systemic administration of Zybrestat for treatment of, or therapies related to, diseases of the eye.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (b) Licensor License Grant. Effective upon the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, Licensor, on behalf of itself and its Affiliates, hereby grants to Holdings a fully paid, worldwide, non-exclusive license, with the right to grant sublicenses, under the Licensor Zybrestat Patents, solely to make, have made, develop, use, offer for sale, sell, and import Ophthalmology Products. For the avoidance of doubt, the license granted pursuant to this Section 2.11(b) shall not in any way limit the license granted pursuant to Section 2.1.
ARTICLE 3
SUBLICENSE TO CERTAIN THIRD PARTY INTELLECTUAL PROPERTY
          3.1 Third Party Sublicense Payments. Unless otherwise agreed to by the Parties in writing, to the extent that (a) any Licensed Intellectual Property is licensed to Licensor pursuant to a Third Party License Agreement and the development, manufacture, use, sale or other commercialization of any Product by Holdings shall require the Licensor to make a royalty payment, milestone or any other payment obligation to the third party licensor of such Licensed Intellectual Property, (i) Holdings shall be responsible for the satisfaction of such royalty payment, milestone or any other obligation to such licensor if such payment is triggered by the development, manufacture, use, sale or other commercialization of any Product by Holdings (including, without limitation, by Licensor in the performance of the Research and Development Agreement); or (ii) such royalty payment shall be shared by the Parties in amounts and/or percentages to be agreed upon by the Parties if such payment relates (but does not relate solely) to the manufacture, use, sale or other commercialization of any Product by Holdings (including, without limitation, by Licensor in the performance of the Research and Development Agreement). Notwithstanding the foregoing, with respect to Third Party License Agreements existing as of the Closing Date, Holdings’ obligations under this Section 3.1 for Products will be limited solely to those royalties and milestones set forth on Annex B.
          3.2 Sublicensed Intellectual Property. Holdings acknowledges (i) that certain Licensed Intellectual Property is licensed to Licensor or its Affiliates pursuant to the Third Party License Agreements and will be sublicensed to Holdings hereunder (the “Sublicensed Intellectual Property”) and (ii) that such sublicense is subject to certain restrictions and obligations set forth in the applicable Third Party License Agreements (the “Sublicense Obligations”), including but not limited to those restrictions and obligations set forth on Schedule 2.1. Holdings agrees to either be bound by the Sublicense Obligations or forfeit the applicable sublicense of such Intellectual Property under Section 2.1; provided, however, that Holdings cannot use this Section 3.2 to avoid any Sublicense Obligation that has accrued after the Closing Date and prior to the date Holdings elects to forfeit the applicable sublicense. Licensor shall not, without the prior written consent of Holdings (which such consent shall not be unreasonably withheld or delayed), fail to timely and diligently pursue and exercise any option or right, pursuant to any agreement between Licensor or its Affiliates and a third party, to obtain rights for Holdings in any patent, patent application, invention disclosure or Know-How that relates to, or is exploitable in connection with, any Licensed Intellectual Property, Regulatory
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Files, Products and/or Programs, and all such rights obtained shall be considered Sublicensed Intellectual Property hereunder. Licensor shall provide Holdings with prompt written notice of the termination or purported termination of any Third Party License Agreement.
ARTICLE 4
INTELLECTUAL PROPERTY
          4.1 Ownership. The Parties acknowledge and agree that, as between Licensor and Holdings, and subject to Schedule 2.1, Licensor or its licensors are the owners of all right, title and interest in and to the Licensed Intellectual Property. For the avoidance of doubt, Licensor shall have no interest in or rights, other than that provided by Section 2.11, in connection with any Know-How (including findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Know-How, Regulatory Files, Products or the Programs), that is made by or on behalf of Holdings subsequent to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option.
          4.2 Marking. Holdings shall mark, and shall cause all of its sublicensees to mark, all Products, or the packaging thereof or materials related thereto, with the number of the applicable patents licensed hereunder in accordance with the applicable jurisdiction’s patent law.
          4.3 Prosecution and Maintenance.
               (a) Unless otherwise set forth in this Section 4.3, (i) Licensor shall prepare, file, prosecute and maintain all patents and patent applications in Licensed Patent Rights for which Licensor has patent prosecution and maintenance rights (including without limitation all such patents and patent applications in the Sublicensed Intellectual Property); and (ii) Licensor shall provide Holdings with (1) quarterly reports regarding the status of the prosecution and maintenance of Licensed Patent Rights, (2) copies of and/or access to any patent documents related to the Licensed Patent Rights as reasonably requested by Holdings, (3) copies of patent applications and other substantive patent prosecution documents pertaining to the Program-Specific Patents prior to filing in the United States so as to afford Holdings and its patent counsel, at Holdings’ expense, a reasonable opportunity to review and comment on such documents and (4) timely answers to Holdings’ questions regarding the status of patents and patent applications in Licensed Patent Rights.
               (b) Licensor will use commercially reasonable efforts to seek the allowance of broad generic claims that read on Products as well as Program-Specific Claims, consistent with Licensor’s determination of enforceability, business considerations and other factors.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (c) Subject to a reasonable allocation of costs in the event that any Program-Specific Patent relates to Licensor’s business other than the Programs, the cost of the prosecution and maintenance of Program-Specific Patents shall be paid by Holdings. Upon the scope of any Licensed Patent Rights being amended so that the patent or patent application’s claims no longer relate to, or are exploitable in connection with, any Product and/or any Program, for which Licensor has not exercised a Discontinuation Option, such patent or patent application shall cease to be a Licensed Patent Right and all rights and obligations with respect to such patent or patent application (including costs, fees, prosecution, maintenance and enforcement) shall revert to Licensor.
               (d) Holdings shall not be responsible for the costs of any interference or reexamination initiated by Licensor with respect to the Program-Specific Patents (except to the extent allocated in the Development Budget), unless the Parties mutually agree in writing (i) that it is reasonably necessary or useful to file and prosecute such interference or re-examination in connection with such Program-Specific Patents to protect their interests in such Program-Specific Patents and (ii) to a reasonable allocation of costs in the event that any Program-Specific Patents relate to Licensor’s business other than the Programs, which agreement will not be unreasonably withheld or delayed. In the event, however, that (i) Holdings does not agree to pay such costs (or its share of costs as reasonably allocated as set forth above) of such interference or reexamination and (ii) Licensor successfully files and prosecutes or settles such interference or reexamination at its sole cost, then the licenses granted by Licensor to Holdings in Section 2.1 herein shall immediately terminate with respect to specific Program-Specific Patent subject to such interference or reexamination.
               (e) Holdings shall not be responsible for the costs of any opposition, protest or reexamination initiated by Licensor with respect to any intellectual property rights owned or controlled by a third party, including those related to any pending patent application, (except to the extent allocated in the Development Budget), unless the Parties mutually agree in writing (i) that it is reasonably necessary or useful to file and prosecute such opposition, protest or reexamination in connection with such third party intellectual property to protect their interests in the Programs and (ii) to a reasonable allocation of costs in the event that such third party intellectual property relates to Licensor’s business other than the Programs, which agreement will not be unreasonably withheld or delayed.
               (f) Each Party shall provide the prosecuting Party with reasonable cooperation under this Section 4.3.
          4.4 Abandonment. Subject to the limitations and restrictions set forth on Schedule 2.1, Licensor shall not cancel a Program-Specific Claim or abandon a Program-Specific Patent without [ * ]. If Holdings does not provide such consent promptly upon Licensor’s request, then Licensor may (i) continue to prosecute such Program-Specific Claim in the patent application in which it is currently pending, or (ii) cancel such Program-Specific Claim in a manner that allows future prosecution of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such claim and then propose such claim in a newly filed divisional or continuation application that Holdings may prosecute at its expense (including reimbursing Licensor for the costs associated with filing such divisional or continuation application) in the name of Licensor and in Holdings’ discretion.
          4.5 Infringement. Each Party agrees to immediately notify the other Party upon becoming aware of any infringement, misappropriation, illegal use or misuse of the Licensed Intellectual Property in connection with Products and provide to the other Party all available evidence of such infringement.
          4.6 Enforcement Right During Term.
               (a) Except as provided in Section 4.6(b), prior to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, Licensor has the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise to prevent, terminate or seek damages on account of infringement, misappropriation, illegal use or misuse of the Licensed Patent Rights or other Licensed Intellectual Property; including such actions against others to prevent, terminate or seek damages on account of a Holdings Relevant Infringement. The costs and expenses of any such action shall be borne by Holdings to the extent the action relates to a Holdings Relevant Infringement; provided, that Holdings’ written consent was obtained prior to the initiation of such action, such consent not to be unreasonably withheld or delayed. Holdings shall, at its expense, cooperate with and reasonably assist Licensor in any such action if so requested by Licensor, and, upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Holdings shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to Licensed Patent Rights solely relating to Products for which Licensor has not exercised the relevant Discontinuation Option; provided that Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior, written consent of Holdings, which consent shall not be unreasonably withheld or delayed.
               (b) Subject to the limitations and restrictions set forth on Schedule 2.1, if, (1) during the Term, Holdings requests Licensor to take action pursuant to Section 4.6(a) with respect to a Holdings Relevant Infringement that either (i) solely involves the enforcement of a Program-Specific Patent or (ii) involves the enforcement of other Licensed Intellectual Property relating exclusively to the Programs and there is not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

a claim of an issued Program-Specific Patent, and (2) Licensor does not within [ * ] days of Holdings’ written request take such action or provide Holdings with a reasonable basis for not taking such action and subject to Holdings and Licensor first engaging in good-faith discussions during such [ * ]-day period in an attempt to balance the Parties’ respective interests, then Holdings shall have the option to commence any such action under its own direction and control, and at Holdings’ cost and expense; provided, that Licensor agrees that neither (x) the potential disturbance of an actual or potential commercial relationship between Licensor and a third party nor (y) concerns regarding potential risks to the Licensed Intellectual Property or other intellectual property owned or controlled by Licensor is a reasonable basis for Licensor not taking such action. Licensor shall, at Holdings’ expense, cooperate with and reasonably assist Holdings in any such action if so requested by Holdings, and, upon Holdings’ request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Holdings or if required by Law. Licensor shall have the right to participate and be represented by its own counsel at its own expense in any such action, suit or proceeding with respect to Licensed Patent Rights provided that , except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Holdings, which consent shall not be unreasonably withheld or delayed. Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior, written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
          4.7 Post-Term Enforcement.
               (a) Program-Specific Patents — First Right. Subject to the limitations and restrictions set forth on Schedule 2.1, following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, as between the Parties, and solely with respect to Program-Specific Patents, Holdings shall have the first right, but not the obligation, to take action against others, at Holdings’ cost and expense, to prevent, terminate or seek damages on account of any Holdings Relevant Infringement. Licensor shall, at Holdings’ expense, cooperate and reasonably assist Holdings in such action if so requested, and upon Holdings’ request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Holdings or if required by Law. Licensor shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that, except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the prior written consent of Holdings, which consent shall not be unreasonably withheld or delayed. Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
               (b) Program-Specific Patents — Reversion Right. Following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, if Holdings does not take action under Section 4.7(a) within [ * ] days of Licensor’s written request that Holdings take such action, then Licensor shall have the option to commence any such action under its own direction and control, and at Licensor’s cost and expense. Holdings shall, at Licensor’s expense, cooperate and reasonably assist Licensor in such action if so requested, and upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Holdings shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Holdings, which consent shall not be unreasonably withheld or delayed.
               (c) Licensed Intellectual Property. Except as set forth in Sections 4.7(a) and 4.7(b) above, following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, as between the Parties, Licensor shall have the first right, but not the obligation, to take action against others in the courts, administrative agencies or otherwise, under Licensor’s direction and control and at Licensor’s cost and expense, to prevent or terminate infringement, misappropriation, illegal use or misuse of any Licensed Intellectual Property, including, but not limited to, a Holdings Relevant Infringement. Holdings shall, at Licensor’s expense, cooperate and reasonably assist Licensor in such action if so requested, and upon Licensor’s request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Licensor or if required by Law. Holdings shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense, to the extent the action relates to a Holdings Relevant Infringement; provided that Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Holdings, which consent shall not be unreasonably withheld or delayed.
               (d) Except as set forth in Sections 4.7(a) and 4.7(b) above and subject to the limitations and restrictions set forth on Schedule 2.1, following the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, if Licensor does not take action under Section 4.7(c) with respect to a Holdings Relevant Infringement, within [ * ] days of Holdings’ written request that Licensor take such action, then Holdings shall have the option to commence any such action under its own direction and control, and at Holdings’ cost and expense. Licensor shall, at Holdings’ expense, cooperate and reasonably assist Holdings in such action if so requested, and upon Holdings’ request, execute, file and deliver all documents and proof necessary for such purpose, including being named as a party to such litigation if requested by Holdings or if required by Law. Licensor shall have the right to participate and be represented in any such action, suit or proceeding by its own counsel at its own expense provided that, except to the extent such settlement or compromise relates solely to Licensor’s programs or products other than the Programs and the Products, Licensor shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Holdings, which consent shall not be unreasonably withheld or delayed. Holdings shall not enter into any settlement or compromise of such action, suit or proceeding that affects or concerns the validity, enforceability, or ownership of any Licensed Patent Rights or other Licensed Intellectual Property without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.
          4.8 Withdrawal of Enforcement. If either Party brings an action under this ARTICLE 4 with respect to a Holdings Relevant Infringement and subsequently ceases to pursue or withdraws from such action without resolution (which resolution may include the granting of a license by Licensor to such third party that does not violate Section 2.1 or Section 2.5 of this Agreement), it shall promptly notify the other Party and the other Party may, to the extent permitted by Law, substitute itself for the withdrawing Party under the terms of this ARTICLE 4.
          4.9 Recoveries. All damages or other compensation of any kind recovered in such action, suit, or proceeding brought under this ARTICLE 4 or from any related settlement or compromise shall first be used to reimburse each Party for its expenses in connection with such action, suit or proceeding, (in proportion to the expenses of each Party if recovery is insufficient to cover all such expenses) and the remainder of such recovery, shall be allocated [ * ]% to [ * ].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES
          5.1 Representations and Warranties of Licensor. Licensor hereby represents, warrants and covenants to Holdings, that:
               (a) Subject to Section 3.2 and Schedule 2.1, Licensor is the exclusive owner of all right, title, and interest in and to (i) all Licensed Patent Rights listed on Annex C and not identified as jointly owned or licensed from a third party and (ii) the Regulatory Files;
               (b) Licensor has sufficient rights to grant the licenses granted hereunder and the grant of such licenses does not and will not conflict with any agreement to which Licensor is a party or otherwise governing the Licensed Intellectual Property and Licensor further represents and warrants that, on an ongoing basis throughout the Term, Licensor shall not enter into any agreement that will conflict with the rights and licenses granted to Holdings hereunder;
               (c) To the Knowledge of Licensor, no third party is engaging in any activity that infringes or misappropriates the Licensed Patent Rights or Licensed Know-How;
               (d) No Licensed Intellectual Property owned by Licensor and, to the Knowledge of Licensor, no Licensed Intellectual Property licensed to Licensor has been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the Knowledge of Licensor, threatened action, suit, proceeding or claim by others challenging the validity or enforceability of any Licensed Intellectual Property, and Licensor is has no Knowledge of any facts which would support any such claim;
               (e) To the Knowledge of Licensor, no actions or claims have been asserted, are pending or have been threatened, against Licensor in writing alleging that the manufacture, use or sale of any Product misappropriates or infringes the intellectual property rights of any third party;
               (f) Except as set forth on Annex B, Licensor and/or Holdings shall not be liable or otherwise obligated to pay royalties, milestone payments or other consideration pursuant to any agreement between Licensor and a third party existing on the Closing Date in connection with Holdings’ exploitation of the Licensed Intellectual Property (including Sublicensed Intellectual Property) in connection with the development, manufacture, use, sale, or importation of Products hereunder;
               (g) To the Knowledge of Licensor, the manufacture, use or sale of any Product by Holdings (or its sublicensees) in strict accordance with the licenses herein and other terms of this Agreement will not misappropriate or infringe the intellectual property rights of any third party, and Licensor has no Knowledge of any facts which would support any such claim;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (h) The data and information relating to the Third Party License Agreements and the Programs (including such data and information relating to pre-clinical and clinical studies) provided in writing to Holdings or its Affiliates prior to the Closing Date has been accurate in all material respects and, to the Knowledge of Licensor, Licensor has made no material misrepresentation or material omission in connection with such data and information;
               (i) Licensor is not in breach or default under any of the Third Party License Agreements, and to Licensor’s Knowledge there are no existing breaches or defaults by any other party to any of the Third Party License Agreements; no event has occurred which (with notice, lapse of time or both) could reasonably be expected to constitute a breach or default under any of the Third Party License Agreements by Licensor or to Licensor’s Knowledge by any other party or give any other party the right to terminate, accelerate or modify any Third Party License Agreement; Licensor will perform, in all material respects, its obligations pursuant to the Third Party License Agreements, including those obligations related to Licensor’s performance under the Operative Documents; and Licensor will not through any act or omission, including any act or omission of Licensor pursuant to the Operative Documents, cause any breach or default under, or otherwise cause the termination or amendment of, any Third Party License Agreement; and
               (j) Except as set forth in Schedule 5.1, no “[ * ],” as defined in that certain Research Collaboration and License Agreement between OXiGENE Europe AB and Bristol-Meyers Squibb Company, dated as of December 15, 2999, relates to, or is exploitable in connection with, any Licensed Intellectual Property, Regulatory Files, Products and/or Programs.
          5.2 Disclaimer and Acknowledgement. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 5, THE LICENSED INTELLECTUAL PROPERTY, PRODUCTS, TANGIBLE MATERIALS AND REGULATORY FILES ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, AND LICENSOR EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, OR NON-INFRINGEMENT. LICENSOR DOES NOT WARRANT THE PERFORMANCE OF ANY PRODUCT, INCLUDING THEIR SAFETY, EFFECTIVENESS OR COMMERCIAL VIABILITY.
ARTICLE 6
INDEMNIFICATION AND LIMITATION OF LIABILITY
          6.1 Indemnification.
               (a) To the greatest extent permitted by applicable law, the Licensor shall indemnify and hold harmless Holdings and RRD and each of their respective Affiliates, officers, directors, employees, agents, members, managers,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

successors and assigns (each, a “Symphony Indemnified Party”), and Holdings shall indemnify and hold harmless the Licensor, and its Affiliates and each of their respective officers, directors, employees, agents (other than the Company Subcontractors), members, managers, successors and assigns (each, a “Licensor Indemnified Party”), from and against any and all claims, losses, costs, interest, awards, judgments, fees (including reasonable fees for attorneys and other professionals), court costs, liabilities, damages and expenses incurred by any Symphony Indemnified Party or Licensor Indemnified Party (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought) (hereinafter, a “Loss”) to the extent resulting from, arising out of, or relating to any and all third party suits, claims, actions, proceedings or demands based upon:
               (i) in the case of the Licensor being the Indemnifying Party, (A) any breach of any representation or warranty made by the Licensor herein or in any other Operative Document, (B) any material misrepresentation or omission of facts in the public information of the Licensor filed with the SEC, (C) any breach of any covenant, agreement or obligation of the Licensor contained herein or in any other Operative Document, except to the extent such covenant, agreement or obligation relates to the Licensor’s performance under the Development Plan, (D) any gross negligence or willful misconduct of the Licensor (and not that of any Company Subcontractors) in connection with the Licensor’s performance of its obligations under this Agreement, (E) any action undertaken or performed by or on behalf of the Licensor prior to, and including, the Closing Date that relates to the Programs or the Products, (F) any regulatory matters relating to the Licensor, its businesses or its assets, (G) any investigation or claim, including derivative claims, relating to the Licensor, its businesses or its assets, or (H) in the event the Licensor exercises a Discontinuation Option for a Program, any action undertaken and/or performed by or on behalf of the Licensor after the Discontinuation Option Closing Date and relating to the Product that was the subject of such Program (including the development, manufacture, use, handling, storage, sale or other disposition of such Product); in each case, except (1) with respect to Losses for which the Licensor is entitled to indemnification under this ARTICLE 6 or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Symphony Indemnified Party; and
               (ii) in the case of Holdings being the Indemnifying Party, (A) any breach of any representation or warranty made by Holdings herein or in any other Operative Document, (B) any breach of any covenant, agreement or obligation of Holdings contained herein or in any other Operative Document, (C) any and all activities undertaken or performed by or on behalf of the Parties under the Development Plan during the Term, (D) any gross negligence or willful misconduct of Holdings (and not that of its direct subcontractors) in connection with Holdings’ performance of its obligations under this Agreement, or (E) the development, manufacture, use, handling, storage, sale or other disposition of the Products (including in the course of conducting the Programs) during the Term
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(except with respect to the development, manufacture, use, handling, storage, sale or other disposition, after the Licensor’s exercise of a Discontinuation Option, of Products covered under Section 15.2(a)(i)(H) of the Research and Development Agreement); in each case, except (1) with respect to Losses for which Holdings is entitled to indemnification under this ARTICLE 6, or (2) to the extent such Loss arises from the gross negligence or willful misconduct of a Licensor Indemnified Party.
          To the extent that the foregoing undertaking by the Licensor or Holdings may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable law.
          To the extent that the foregoing undertaking by the Licensor or Holdings may be duplicated by any other undertaking by the Licensor or Holdings in any other Operative Document, the Symphony Indemnified Parties or the Licensor Indemnified Parties, as the case may be, shall be entitled to only one recovery under the Operative Documents for the relevant Loss (and not entitled to any duplicative recovery for the same Loss).
          6.2 Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this ARTICLE 6 shall notify the Licensor or Holdings, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this ARTICLE 6, or the incurrence or realization of any Loss in respect of which a claim is to be made under this ARTICLE 6, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this ARTICLE 6 or otherwise, except, as to such Indemnifying Party’s liability under this ARTICLE 6, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.
          6.3 Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 6.2, and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party. After notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within [ * ] Business
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
               (a) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
               (b) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
               (c) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof; provided, however, that (A) this clause (c) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel, and (B) an Indemnified Party may not invoke this clause (c) if such Indemnified Party failed to timely object to such counsel pursuant to the first paragraph of this Section 6.3 (it being agreed that in any case referred to in this clause (c) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); or
               (d) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or reasonably conduct the defense of such Indemnified Proceeding and such failure has prejudiced (or is in immediate danger of prejudicing) the outcome of such Indemnified Proceeding (it being agreed that in any case referred to in this clause (iv) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Party and one or more other Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.
          6.4 Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no admission of fact adverse to the Indemnified Party or finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding (A) in respect of which any payment would result hereunder or under any other Operative Document, (B) which includes an injunction that will adversely affect any Indemnifying Party, (C) which involves an admission of fact adverse to the Indemnifying Party or a finding or admission of any violation of law or the rights of any Person by the Indemnifying Party, (D) which is in the nature of a criminal or regulatory action, without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed, or (E) which admits the invalidity, misuse or unenforceability of a Licensed Patent Right, without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
          6.5 Limitation of Liability. TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, MANAGERS, EMPLOYEES, INDEPENDENT CONTRACTORS OR AGENTS SHALL HAVE ANY LIABILITY OF ANY TYPE (INCLUDING, BUT NOT LIMITED TO, CLAIMS IN CONTRACT, NEGLIGENCE AND TORT LIABILITY) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, THE LOSS OF OPPORTUNITY, LOSS OF USE OR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SERVICES PERFORMED HEREUNDER, EVEN IF SUCH DAMAGES MAY HAVE BEEN FORESEEABLE. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTION 6.1 .
          6.6 Insurance. The Parties shall maintain insurance as set forth in Section 6.7 of the Research and Development Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 7
TERM AND TERMINATION
          7.1 Term. This Agreement shall commence on the Closing Date and shall remain in force until terminated as provided herein.
          7.2 Termination.
               (a) Either Party may terminate this Agreement at any time if the other Party is in material default or breach of this Agreement that has resulted in, or would reasonably be expected to result in, a material adverse effect on the Programs or the non-breaching Party’s rights under the Operative Documents, and such material default or breach continues unremedied for a period of [ * ] days after written notice thereof is delivered to the defaulting or breaching Party.
               (b) Licensor may terminate this Agreement at any time upon written notice to Holdings if Holdings is in material default or breach of the Purchase Option Agreement that has resulted in, or would reasonably be expected to result in, a material adverse effect on Licensor’s rights under the Purchase Option Agreement and such default or breach is not cured within [ * ] days after written notice of such default or breach under the Purchase Option Agreement is delivered to the defaulting or breaching party.
               (c) Licensor may terminate Holdings’ sublicense to a specific element of Sublicensed Intellectual Property if Holdings is in material default or breach of a Sublicense Obligation relating to such Sublicensed Intellectual Property and such material default or breach continues unremedied for a period of [ * ] days (or such shorter cure period as may be stipulated in the applicable Sublicense Obligation) after written notice thereof is delivered to Holdings.
               (d) Upon any termination of this Agreement, all license rights granted herein (except for those rights granted in or pursuant to Section 2.4) shall immediately terminate.
          7.3 Survival. The following Sections and Articles shall survive any expiration or termination of this Agreement: Sections 4.1, 5.2 and 7.3, and Articles 6 and 8.
          7.4 Bankruptcy. All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses to “Intellectual Property” as defined in the Bankruptcy Code. The Parties agree that each Party shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 8
MISCELLANEOUS
          8.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing addressed to the Party at its address set forth below and shall be deemed given (i) when delivered to the Party personally, (ii) if sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 8.1), when the transmitting Party obtains written proof of transmission and receipt; provided, however, that notwithstanding the foregoing, any communication sent by facsimile transmission after 5:00 PM (receiving Party’s time) or not on a Business Day shall not be deemed received until the next Business Day, (iii) when delivered by next Business Day delivery by a nationally recognized courier service, or (iv) if sent by registered or certified mail, when received, provided postage and registration or certification fees are prepaid and delivery is confirmed by a return receipt:
          Licensor:
OXiGENE, Inc.
230 Third Avenue
Waltham, MA 02451
Attn: Chief Executive Officer
Facsimile: (781) 547-6800
          Holdings:
Symphony ViDA Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn: Robert L. Smith, Jr.
Facsimile: (301) 762-6154
          with copies to:
Symphony Capital Partners, L.P.
875 Third Avenue, 18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
          and
Symphony Strategic Partners, LLC
875 Third Avenue, 18th Floor
New York, NY 10022
Attn: Mark Kessel
Facsimile: (212) 632-5401
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
          8.2 Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) and the agreements referred to herein (including the Operative Documents) constitute the entire agreement between the Parties with respect to the subject matter hereof, and no oral or written statement may be used to interpret or vary the meaning of the terms and conditions hereof. This Agreement supersedes all prior and contemporaneous agreements, correspondence, discussion and understandings, whether written or oral, between the Parties with respect to the subject matter hereof, excluding the Operative Documents.
          8.3 Assignment. Neither Party may assign or otherwise transfer this Agreement without the prior written consent of the other Party; provided, however, that (i) Licensor may assign this Agreement or any of its rights and obligations hereunder without the consent of Holdings (A) to an Affiliate or in connection with a merger or the sale of all or substantially all of the assets of Licensor to which this Agreement relates, or (B) to the Surviving Entity in the event Licensor undergoes a Change of Control in compliance with Article 14 of the Research and Development Agreement, provided, however, the Licensed Patent Rights and Licensed Know-How shall not be construed, as a result of such assignment, to include any patent rights, know-how, trade secret, and other intellectual property that, prior to such Change of Control, were owned or Controlled by the Person (other than Licensor) involved in such Change of Control; and (ii) after the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option, Holdings may assign or otherwise transfer this Agreement to any Person without the prior, written consent of Licensor. Assignment of this Agreement by either Party shall not relieve the assignor of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
          8.4 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of the Agreement.
          8.5 Independent Contractor. Each Party shall be acting as an independent contractor in performing under this Agreement and shall not be considered or deemed to be an agent, employee, joint venturer or partner of the other Party.
          8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
          8.7 No Third-Party Beneficiaries. Except with respect to certain indemnification obligations and liability limitations pursuant to this ARTICLE 6, nothing in this Agreement, either express or implied, is intended to or shall confer upon any third party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
          8.8 Compliance with Laws. In performing under this Agreement, each Party shall comply with all applicable Laws, rules and regulations, including without limitation the Federal Food, Drug, and Cosmetic Act and regulations promulgated pursuant thereto and the United States Export Administration Regulations.
          8.9 Amendment. The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by Licensor and Holdings.
          8.10 Governing Law; Consent to Jurisdiction and Service of Process.
               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Holdings, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.
               (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in the County of New York in the State of New York, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by Law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
               (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          8.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
          8.12 Counterparts. This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.
          8.13 No Waiver. The failure of either Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.
SIGNATURES FOLLOW ON NEXT PAGE
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective duly authorized officers.

SYMPHONY ViDA HOLDINGS LLC

By:	Symphony Capital Partners, L.P., its Manager

By:	Symphony Capital GP, L.P., its general partner

By:	Symphony GP, LLC, its general partner

By:	/s/ Mark Kessel Name: Mark Kessel
Title: Managing Member

OXiGENE, INC.

By:	/s/ John A. Kollins Name: John A. Kollins
Title: Chief Operating Officer
[Signature Page to Technology License Agreement]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX A
CERTAIN DEFINITIONS
See attached.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

A-1

ANNEX B
CERTAIN ROYALTY AND MILESTONE PAYMENTS
Notwithstanding anything in this Agreement or this Annex B to the contrary, any royalty payment, milestone or any other payment obligation to any third party licensor of Licensed Intellectual Property shall be shared by the Parties in amounts and/or percentages to be agreed upon by the Parties if such payment relates (but does not relate solely) to the manufacture, use, sale or other commercialization of any Product by Holdings (including, without limitation, by Licensor in the performance of the Research and Development Agreement).
1. ASU License Agreement
(a) A milestone payment of $[ * ] is payable as a license fee for each exercise, on behalf of or for the benefit of Holdings, of the Option granted pursuant to Paragraph 2.1.2 of the ASU License Agreement (as defined in Schedule 2.1 to this Agreement), plus ten payments of $[ * ] each per compound for which the Option is exercised payable upon each June 1 and December 1 following the date of the notice of exercise of the Option for such compound.
(b) A royalty of [ * ]% shall be due on Net Sales (as defined in the ASU License Agreement) within the United States, Canada or in any member country of the European Patent Organization of Products covered by a valid claim in at least one pending or issued ASU Licensed Patent Right (as defined in Annex C to this Agreement).
(c) A royalty of [ * ]% shall be due on Net Sales (as defined in the ASU License Agreement) in all other countries of Products covered by a pending or issued ASU Licensed Patent Right.
(d) A minimum annual royalty of $[ * ] shall be due beginning in the year of first receipt of marketing approval from the US Food and Drug Administration or any other analogous worldwide regulatory agency for a Product covered by a valid claim in at least one pending or issued ASU License Patent Right; provided, however, that for the year in which such approval is received, the obligation to pay the minimum annual royalty shall be pro-rated for the number of full months remaining in the calendar year following receipt of such approval.
2. Baylor License Agreement
(a) A royalty of [ * ]% shall be due on the Net Sales (as defined in the Baylor License Agreement, which itself is defined in Schedule 2.1 to this Agreement) of all Products covered by a valid claim in at least one pending or issued Baylor Licensed Patent Right (as defined in Annex C to this Agreement) deriving from U.S. Patent No. 5,886,025 or International Patent Application PCT/US98/04380, but no other Baylor Licensed Patent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Right. A royalty of [ * ]% shall be due on the Net Sales (as defined in the Baylor License Agreement) of all Products covered by a valid claim in at least one pending or issued Baylor Licensed Patent Right other than those deriving from U.S. Patent No. 5,886,025 or International Patent Application PCT/US98/04380.
(b) Licensor shall, at the sole discretion and direction of Holdings, on an on-going basis, (i) refund to Holdings any royalties received from Holdings that are not paid to Baylor University under the Baylor License Agreement, or (ii) credit any royalties received from Holdings that are not paid to Baylor University under the Baylor License Agreement toward future or other payments payable by Holdings under the Baylor License Agreement.
(c) In the event that Holdings makes a payment to one or more third parties for licensed to biological materials, patent rights, or know-how which Holdings reasonably believes is necessary or proper to commercialize a Product covered by a valid claim in at least one pending or issued Baylor Licensed Patent Right, any royalty payments due pursuant paragraph 2(a) if this Annex B shall be reduced by the amount of payments made to said third parties; provided, however, that the royalty shall not be reduced to less than [ * ] percent ([ * ]%) of the amount that would otherwise have been due in any period in the absence of such payments to said third parties.
(d) In the event that any Development Product (as defined in Annex A to this Agreement) is covered by a valid claim in at least one pending or issued Baylor Licensed Patent Right, commencing in the first calendar year in which no research funding is provided to Baylor University pursuant to Article 2 of the Baylor License Agreement, a minimum annual royalty of $[ * ] per year shall be payable to Baylor University. All royalties actually paid to Baylor University for the calendar year in which such Minimum Annual Royalty accrued shall be creditable against the minimum annual royalty.
3. BMS License Agreement
(a) A royalty of [ * ]% shall be due on world-wide Net Sales (as defined in the BMS License Agreement, which itself is defined in Schedule 2.1 to this Agreement) of all Products covered by a valid claim of at least one pending or issued BMS Licensed Patent Right (as defined in Annex C to this Agreement).
4. Angiogene License Agreement
(a) A royalty of [ * ]% shall be due on Net Sales (as defined in the Angiogene License Agreement, which itself is defined in Schedule 2.1 to this Agreement) of all Products covered by a valid claim of at least one pending or issued Angiogene License Patent Right (as defined in Annex C to this Agreement). Licensor shall, at the sole discretion and direction of Holdings, on an on-going basis, (i) refund to Holdings any royalties received from Holdings that are not paid to Angiogene Pharmaceuticals, Ltd. under the Angiogene License Agreement, or (ii) credit any royalties received from
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Holdings that are not paid to Angiogene Pharmaceuticals, Ltd. under the Angiogene License Agreement toward future or other payments payable by Holdings under the Angiogene License Agreement.
(b) A non-refundable annual minimum royalty of [ * ] dollars ($[ * ]) is payable (i) within [ * ] days of the First Commercial Sale (as defined in the Angiogene License Agreement) of a Product covered by a valid claim of an Angiogene Licensed Patent Right or (ii) on August 22, 2009, whichever shall occur first. A similar payment is due one each subsequent anniversary of such date. Such amount shall be fully creditable against royalties due for the annual period following payment. If any delay in achieving First Commercial Sale (as defined in the Angiogene License Agreement) was due to a Force Majeure (as defined in the Angiogene License Agreement), the August 22, 2009 date shall be extended for the time that was lost due to the Force Majeure.
(c) In the event that, in order to make, use or sell any Product covered by a valid claims of at least one pending or issued Angiogene License Patent Right, Holdings is also obligated to make royalty payments to one or more third parties under license agreements to intellectual property rights reasonably necessary for such manufacture, use or sale, then Holdings shall have the right to reduce the royalties otherwise due pursuant paragraph 4(a) if this Annex B for such Product by [ * ] percent ([ * ]%) of the amount actually paid to any such third party in the relevant royalty period. Notwithstanding the foregoing, such reductions shall In no event reduce the royalty for any such Product to less than [ * ] percent ([ * ]%) of the rates otherwise specified.
5. Definitions of Licensed Patent Rights
(a) “ASU Licensed Patent Rights” shall mean all Licensed Patent Rights licensed to Licensor or its Affiliates pursuant to the ASU License Agreement (as defined in Schedule 2.1 to this Agreement), including the following patents and patent applications and any corresponding extensions or foreign applications or patents:

ASU Licensed Patent Rights
	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
(b) “Baylor Licensed Patent Rights” shall mean all Licensed Patent Rights licensed to Licensor or its Affiliates pursuant to the Baylor License Agreement (as defined in Schedule 2.1 to this Agreement), including all the following patent and patent applications and any patents issuing from said applications, including any foreign filings, divisions, continuations, continuations-in-part, reexaminations, extensions, or reissues:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Baylor Licensed Patent Rights
	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
(c) “BMS Licensed Patent Rights” shall mean all Licensed Patent Rights licensed to Licensor or its Affiliates pursuant to the BMS License Agreement (as defined in Schedule 2.1 to this Agreement), including the following patents and patent applications as well as any and all substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents-of-addition and/or reissues thereof and all foreign and/or PCT counterparts thereto:

BMS Licensed Patent Rights
	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
(d) “Angiogene Licensed Patent Rights” shall mean all Licensed Patent Rights licensed to Licensor or its Affiliates pursuant to the Angiogene License Agreement (as defined in Schedule 2.1 to this Agreement), including the following patents and patent applications as well as any and all substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents-of-addition and/or reissues thereof and all foreign and/or PCT counterparts thereto:

Angiogene Licensed Patent Rights
	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ANNEX C
CERTAIN LICENSED PATENTS RIGHTS
1.	The ASU Licensed Patent Rights, including the patents and patent applications listed in Paragraph 5(a) of Annex B to this Agreement;
2.	The Baylor Licensed Patent Rights, including the patents and patent applications listed in Paragraph 5(b) of Annex B to this Agreement;
3.	The BMS Licensed Patent Rights, including the patents and patent applications listed in Paragraph 5(c) of Annex B to this Agreement;
4.	The Angiogene Licensed Patent Rights, including the patents and patent applications listed in Paragraph 5(d) of Annex B to this Agreement; and
5.	The following Licensed Patent Rights:

	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C-1

SCHEDULE 2.1
CERTAIN RESTRICTIONS RELATING TO LICENSED INTELLECTUAL
PROPERTY LICENSED TO LICENSOR BY A THIRD PARTY
1. Arizona State University:
(a) Holdings acknowledges that certain Sublicensed Intellectual Property is licensed to Licensor or its Affiliates by the Arizona Board of Regents, acting on behalf of and for Arizona State University (“ASU”) and will be sublicensed to Holdings hereunder and that such sublicense is subject to the restrictions and obligations set forth in the License Agreement No. 206-01.LIC dated 2 August 1999, as amended by the Amendment and Confirmation of License Agreement No. 206-01.LIC dated 10 June 2002, and the Second Amendment of License Agreement No. 206-01.LIC dated 15 September 2004, and clarified by the Clarification of Intellectual Property Rights dated 11 August 2003 (collectively, the “ASU License Agreement”).
(b) In particular, but not the exclusion of its other obligations under the ASU License, Holdings acknowledges (i) its obligation, if it shall become aware of any infringement or threatened infringement of any of ASU Licensed Patent Rights (as defined in Annex C to this Agreement), to give immediate notice of infringement or threatened infringement to ASU; (ii) its obligation to give reasonable assistance to ASU in enforcing the ASU Licensed Patent Rights, and (iii) its right to join in any infringement or enforcement action at its own expense to recover damages for injury to Holdings resulting from such infringement.
(c) Upon receipt of notice from ASU that ASU is not able or willing to take action against an infringer as set forth above, the Licensor and/or Holdings, after giving ASU written notice of its intention to do so, may at its or their own expense take action. The royalties specified in Article 5 of the ASU License Agreement shall be paid to ASU on that portion of any recovery remaining after reimbursement of all of the Licensor’s and/or Holdings’ expenses hereunder.
2. Baylor University: Holdings acknowledges that certain Sublicensed Intellectual Property is licensed to Licensor or its Affiliates by Baylor University and will be sublicensed to Holdings hereunder and that such sublicense is subject to the restrictions and obligations set forth in the Research and License Agreement between OXiGENE, Inc. and Baylor University dated 1 June 1999, as amended by the Agreement to Amend Research and License Agreement dated 23 April 2002, the undated Addendum attached as Exhibit 10.30 to Licensor’s 10-K/A dated 12 August 2003, and the Addendum dated 15 February 2007 (collectively, the “Baylor License Agreement”).
3. Bristol-Myers Squibb Company: Holdings acknowledges that certain Sublicensed Intellectual Property is licensed to Licensor or its Affiliates by Bristol-Myers Squibb Company and will be sublicensed to Holdings hereunder and that such sublicense is subject to the restrictions and obligations set forth in the Termination Agreement
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

between OXiGENE Europe AB and Bristol-Myers Squibb Company dated 15 February 2002, as amended by the Amendment and Confirmation of Termination Agreement dated 9 September 2008 (collectively, the “BMS License Agreement”).
4. Angiogene Pharmaceuticals Ltd.: Holdings acknowledges that certain Sublicensed Intellectual Property is licensed to Licensor or its Affiliates by Angiogene Pharmaceuticals Ltd. and will be sublicensed to Holdings hereunder and that such sublicense is subject to the restrictions and obligations set forth in Exclusive License Agreement between OXiGENE, Inc. and Angiogene Pharmaceuticals, Ltd. dated 22 August 2005, as amended by the Amendment No. 1 dated 1 March 2006 (collectively, the “Angiogene License Agreement”).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

SCHEDULE 5.1
[ * ] THAT RELATES TO OR IS EXPLOITABLE IN CONNECTION WITH
LICENSED INTELLECTUAL PROPERTY, REGULATOR FILES, PRODUCTS
AND/PROGRAMS

	Application No.	Filing Date
	Publication No.	Pub. Date
Country	Patent No.	Issue Date	Owner	Title

[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1